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EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Second Bancorp Incorporated ("Second Bancorp") on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, David L. Kellerman, Chief Financial Officer and Treasurer of Second Bancorp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Quarterly Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

          (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Second Bancorp.




Date:      May 13, 2003                  /s/ David L. Kellerman
                                         -----------------------------------
                                         David L. Kellerman, Chief Financial
                                         Officer and Treasurer




A signed original of this written statement required by Section 906 has been provided to Second Bancorp Incorporated and will be retained by Second Bancorp Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.


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